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                                                                     EXHIBIT 23

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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference of our report on the financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, filed pursuant to the Securities Exchange Act of 1934, as amended, into the Company's previously filed Registration Statement file No. 33-98860.

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Chicago, Illinois,
March 24, 1997